RESTRICTIONS ON CASH AND DUE FROM BANK ACCOUNTS	12 Months Ended
Dec. 31, 2013
Restrictions On Cash And Due From Bank Accounts [Abstract]
Restrictions On Cash And Due From Bank Accounts [Text Block]
Restrictions On Cash And Due From Bank Accounts

First Financial's bank subsidiary is required to maintain average reserve balances either in the form of vault cash or reserves held on deposit with the Federal Reserve Bank, Federal Home Loan Bank or in pass-through reserve accounts with correspondent banks. The average amounts of these required reserve balances, based upon the average level of First Financial's transaction accounts, for 2013 and 2012 were approximately $43.1 million and $41.3 million, respectively. Additionally, First Financial had $2.0 million of cash acquired in conjunction with an FDIC-assisted transaction that was restricted for withdrawal and usage as of December 31, 2013 and 2012.